LEHMAN BROTHERS

$539,168,000 (Approximate) STRUCTURED ASSET SECURITIES CORPORATION, SERIES 2002-23XS SENIOR/SUBORDINATE CERTIFICATES

To 10% Call
			Est.	Payment	Initial	Legal	Expected
	Approx.		WAL(3)	Window	C/E (4)	Final	Ratings
Class	Size ($) (1)	Coupon (2)	(yrs.)	(mos.)	(%)	Maturity	(Moody’s/S&P) (5)
A1 (6)	$ 156,977,000	2.91%	0.66	1-16	5.90%	October 25, 2032	Aaa/AAA
A2 (6)	131,410,000	4.11%	2.00	16-34	5.90%	October 25, 2032	Aaa/AAA
A3 (6)	25,474,000	4.60%	3.00	34-39	5.90%	October 25, 2032	Aaa/AAA
A4 (6)	139,492,000	5.29%	5.00	39-92	5.90%	October 25, 2032	Aaa/AAA
A5 (6)	55,276,000	6.34%	8.19	92-99	5.90%	October 25, 2032	Aaa/AAA
A-IO (7)	Notional	5.00%	N/A	N/A	N/A	October 25, 2004	Aaa/AAA
M1	15,945,000	5.71%	5.39	37-99	2.95%	October 25, 2032	Aa2/AA
M2	14,594,000	6.01%	5.13	37-99	0.25%	October 25, 2032	A2/A

To Maturity
			Est.	Payment	Initial	Legal	Expected
	Approx.		WAL(3)	Window	C/E (4)	Final	Ratings
Class	Size ($) (1)	Coupon (2)	(yrs.)	(mos.)	(%)	Maturity	(Moody’s/S&P) (5)
A1 (6)	$ 156,977,000	2.91%	0.66	1-16	5.90%	October 25, 2032	Aaa/AAA
A2 (6)	131,410,000	4.11%	2.00	16-34	5.90%	October 25, 2032	Aaa/AAA
A3 (6)	25,474,000	4.60%	3.00	34-39	5.90%	October 25, 2032	Aaa/AAA
A4 (6)	139,492,000	5.29%	5.00	39-92	5.90%	October 25, 2032	Aaa/AAA
A5 (6)	55,276,000	6.34%	10.81	92-240	5.90%	October 25, 2032	Aaa/AAA
A-IO (7)	Notional	5.00%	N/A	N/A	N/A	October 25, 2004	Aaa/AAA
M1	15,945,000	5.71%	5.85	37-160	2.95%	October 25, 2032	Aa2/AA
M2	14,594,000	6.01%	5.27	37-133	0.25%	October 25, 2032	A2/A

(1)

Subject to a permitted variance of + 5% in aggregate.

(2)

If the optional redemption is not exercised, beginning with the following Distribution Date, the interest rate for each Class A Certificate will increase by 0.50% and the interest rate for each Class of Subordinate Certificates will increase by 0.75%.

(3)

The Certificates will be priced assuming 120% of the Prepayment Assumption.  100% of the Prepayment Assumption assumes that, based on the life of the loan, prepayments start at 6% CPR in month one, increase by approximately 1.27% each month to 20% CPR in month 12 and remain at 20% CPR thereafter.

(4)

Initial Credit Enhancement includes initial overcollateralization of approximately 0.25%.

(5)

All Classes of Certificates will be rated by Moody’s and S&P.

(6)

Classes A1, A2, A3, A4 and A5 are the Senior Certificates.

(7)

Class A-IO will be a Senior Interest-Only Certificate, and will receive interest payments for the first 24 distribution dates.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Principal Payment Priority

Prior to the Stepdown Date, and whenever a Trigger Event is in effect, all principal will be paid to the Class A1, A2, A3, A4 and A5 Certificates, sequentially and in that order,  until they have been retired.  Principal will then be allocated sequentially to the Class M1 and Class M2 Certificates.

The Stepdown Date is the later of (i) the Distribution Date upon which the Senior Enhancement Percentage (as defined herein) doubles (i.e. meets the targeted Senior Enhancement Percentage), or (ii) the 37th distribution date.

On or after the Stepdown Date and as long as a Trigger Event is not in effect, principal will be first allocated to the Class A Certificates, sequentially and in the same order as above, so that the Senior Enhancement Percentage equals two times the original Senior Enhancement Percentage.  Principal will then be allocated sequentially to the Class M1 and Class M2 Certificates so that the credit enhancement behind each class equals two times the respective original credit enhancement percentage for each class, as a product of the current loan balance, subject to a floor equal to approximately 0.25% of the Cut-Off Date Pool Balance.

The “Senior Enhancement Percentage” for any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum of the total Certificate Principal Amount of Classes M1 and Class M2 and the Overcollateralization Amount (which, for purposes of this definition only, will not be less than zero), and the denominator of which is the aggregate loan balance, after giving effect to distributions on that Distribution Date.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Interest Payment Priority

The Interest Rates for Classes A1, A2, A3, A4, A5 (the “Class A Certificates”), M1, and M2 for any Accrual Period will equal the lesser of (i) the rates stated on page 1 and (ii) the Net Funds Cap (as defined herein).  Interest for all Classes of Certificates will be calculated on a 30/360 basis.  The Interest Rate for Class A-IO will, for each Accrual Period through the Accrual Period pertaining to the 24th Distribution Date, be an annual rate equal to 5.00% on a 30/360 basis.  Interest will accrue on the Class A-IO Certificate based upon its Class Notional Amount, as defined herein.  Following the Accrual Period pertaining to the 24th Distribution Date, the Class A-IO Certificates will no longer accrue interest and will not be entitled to distributions.

The “Accrual Period” for any Class of Certificates for each Distribution Date will be the calendar month immediately preceding the month in which the related Distribution Date occurs.

Interest received or advanced on each Distribution Date will be allocated in the following priority:

(1)

To pay fees: Servicing Fee, Securities Administrator Fee and Mortgage Insurance Fee (if applicable);

(2)

To pay Current Interest and Carryforward Interest to the Class A Certificates and Current and Carryforward Interest to the Class A-IO;

(3)

To pay Current Interest and Carryforward Interest to Classes M1 and M2  (the “Subordinate Classes”), sequentially;

(4)

To pay to the Trustee, previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the Trust Agreement;

(5)

Any interest remaining after the application of (1) through (4) above will be deemed excess interest for such Distribution Date and will be distributed as principal, to the Class A Certificates, sequentially in increasing order of numerical designation,  and then sequentially to Classes M1 and M2 to maintain the Overcollateralization Target;

(6)

To pay to the Class A any Net Funds Cap Shortfall and Unpaid Net Funds Cap Shortfall amounts;

(7)

To pay sequentially to Classes M1 and M2 any Deferred Amounts;

(8)

To pay remaining amounts to the holder of the Class X Certificate.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Carryforward Interest

“Carryforward Interest” for each Class of Offered Certificates for any Distribution Date will be the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such Class on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable Interest Rate.

“Current Interest" for any Class of Offered Certificates for any Distribution Date will be the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the Class Principal Amount or Class Notional Amount of that Class.

Net Funds Cap

The “Net Funds Cap” for each Distribution Date will be the annual rate equal to the excess of (1) the weighted average Net Mortgage Rate over (2) the product of (a) 5% and (b) the Class A-IO Notional Balance divided by the Pool Balance.

The “Net Mortgage Rate” with respect to any Mortgage Loan will be the Mortgage Rate thereof reduced by the sum of the Servicing Fee Rate, the Securities Administrator Fee Rate and the Mortgage Insurance Fee Rate, in the case of a MGIC Insured Mortgage Loan.

Net Funds Cap Shortfall

With respect to each Distribution Date, to the extent that (a) the amount of interest payable to a Class exceeds (b) the Net Funds Cap (such excess, a “Net Funds Cap Shortfall”), that Class will be entitled to the amount of such Net Funds Cap Shortfall or Unpaid Net Funds Cap Shortfall, plus interest thereon at the applicable Interest Rate, before the Class X and Class R Certificates are entitled to any distributions.  The “Unpaid Net Funds Cap Shortfall” for any Class of Certificates on any Distribution Date will be the aggregate of all Net Funds Cap Shortfalls for such Class for all previous Distribution Dates, together with interest thereon at the applicable Interest Rate, less all payments made with respect to such Class in respect of such Net Funds Cap Shortfalls on or prior to such Distribution Date.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Class A-IO Notional Amount

The Class A-IO Notional Balance will be the lesser of the beginning period collateral balance and the following schedule:

Distribution Dates	A-IO Notional Amount
1-6	189,181,899
7-12	86,483,154
13-18	37,836,380
19-24	21,620,788

On and after the 25th distribution date, the Class Notional Amount for the Class A-IO Certificate will be zero.  The Class A-IO will accrue interest at a rate of 5.00% on a 30/360 basis.

Losses

Losses that are not covered by mortgage insurance are allocated in the following order: excess spread, overcollateralization, Class M2, and then Class M1. The allocation of losses to a class will result in a writedown of its principal amount and is referred to as an "Applied Loss Amount".  The balance of the Class A Certificates will not be reduced by allocation of Applied Loss Amounts.

Deferred Amount

With respect to each Distribution Date, the “Deferred Amount” for each Class of Subordinate Certificates will be equal to the amount by which (x) the aggregate of Applied Loss Amounts previously applied in reduction of the Class Principal Amount thereof exceeds (y) the aggregate of amounts previously distributed in reimbursement thereof.

10% Optional Redemption

The transaction can be called by the Master Servicer, Aurora Loan Services (an affiliate of Lehman Brothers), on any Distribution Date following the month in which the loan principal balance of the loans is reduced to less than 10% of the Cut-off Date loan principal balance.  If the optional redemption is not exercised, beginning with the following Distribution Date, the interest rate for each Class A Certificates will increase by 0.50% and the interest rate for each Class of Subordinate Certificates will increase by 0.75%.

Origination and Servicing

The majority of the mortgage loans were originated by Aurora (32.6%), First National Bank of Nevada (23.5%), Bank of America (13.0), and SIB Mortgage Corp. (10.7%).  As of the closing date, 82.0% and 13.0% of the mortgage loans will be serviced by Aurora and Bank of America, respectively.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Credit Enhancement

Subordination

The Class A and  Class A-IO Certificates will have limited protection by means of the subordination of the Subordinate Classes. The Class A and Class A-IO Certrificates will have the preferential right to receive interest due to them and principal available for distribution (in the case of the Class A Certificates) over Classes having a lower priority of distribution.  Similarly, Class M1 will be senior in right of priority to Class M2.  If on any Distribution Date after giving effect to all realized losses and distributions of principal on such Distribution Date, the Certificate Principal Amount exceeds the aggregate loan balance, the Subordinate Classes will be reduced by the Applied Loss Amount in inverse order of priority of distribution until Classes M2 and M1 have been reduced to zero.

Overcollateralization

Excess interest will be used to pay down the certificates so the aggregate loan balance exceeds the aggregate certificate balance (Overcollateralization or “OC”).  Excess spread will be used to maintain the OC Target.

The “OC Target” with respect to any Distribution Date is equal to the initial OC, or approximately 0.25% of the cutoff date collateral balance.

Trigger Event

A “Trigger Event” will have occurred with respect to any Distribution Date if the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds [     ] of the Senior Enhancement Percentage for that Distribution Date.

The “Rolling Three Month Delinquency Rate” with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

The “Delinquency Rate” for any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance as of the close of business on the last day of such month.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

A1
Aaa/AAA
2.91%
A2
Aaa/AAA
4.11%
A3	A-IO	Class A-IO is a senior interest only class
Aaa/AAA	Aaa/AAA	and has the preferential
4.60%	5.00%	right to receive Interest
A4		over the Subordinate Classes.
Aaa/AAA
5.29%
A5
Aaa/AAA
6.34%

M1
Aa2/AA
5.71%

M2
A2/A		Classes M1 and M2 are subordinate
6.01%		Classes subject to a lock-out period of
36 months with respect to principal payments.

Contacts

Syndicate	Kevin White	(212) 526-9519
	Daniel Covello	(212) 526-9519

MBS Trading / Structuring	Brian Hargrave	(212) 526-8320
	Khalil Kanaan	(212) 526-8315
	Rich McKinney	(212) 526-8320
	Tim Dooley	(212) 526-8320

MBS Banking	Joe Kelly	(212) 526-4274
	Donnie Israeli	(212) 526-5754
	Andrea Lenox	(212) 526-9637
	Darius Houseal	(212) 526-9466

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Summary of Terms
Issuer:	Structured Asset Securities Corp. 2002-23XS
Depositor:	Structured Asset Securities Corporation
Trustee:	Bank One, N.A.
Securities Administrator:	Wells Fargo Bank Minnesota, N.A.
Master Servicer:	Aurora Loan Services
Underwriter:	Lehman Brothers Inc.
Distribution Date:	25th of each month, or the next succeeding Business Day
Cut-Off Date:	October 1, 2002
Expected Pricing Date:	October [ ], 2002
Expected Closing Date:	October 30, 2002
Expected Settlement Date:	October 30, 2002 through DTC, Euroclear or Cedel Bank
Delay Days:	24 day delay – All Classes
Dated Date:	October 1, 2002
First Payment Date:	November 25, 2002
Day Count:	30/360 for all classes
Collection Period:	2nd day of prior month through 1st day of month of such distribution
Servicing Fee:	Approximately 0.25% of the Pool principal balance annually
Securities Administrator Fee:	0.00575% of the Pool principal balance annually

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Summary of Terms (continued)
Clearing/Registration:	Book-entry through DTC, Euroclear, and Cedel
Denomination:

Minimum $25,000; increments $1 in excess thereof for Class A.  Minimum $100,000; increments $1,000 in excess thereof for Classes M1 and M2.  Minimum $1,000,000; increments $1 in excess thereof for Class A-IO

SMMEA Eligibility:	All classes are expected to be SMMEA eligible.
ERISA Eligibility:	The Class A, A-IO, M1 and M2 Certificates are expected to be ERISA eligible.
Tax Status:	REMIC for Federal income tax purposes.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Sensitivity Analysis – To 10% Call

Prepayment Assumption (1)	50%	100%	120%	150%	200%

Class A1
Avg. Life (yrs)	1.50	0.79	0.66	0.53	0.40
Duration (yrs)	1.44	0.77	0.65	0.52	0.39
Window (mo)	1 - 37	1 - 19	1 - 16	1 - 13	1 - 9
Yield (%) at 100	2.79	2.68	2.63	2.56	2.43
Expected Final Mat.	11/25/05	5/25/04	2/25/04	11/25/03	7/25/03

Class A2
Avg. Life (yrs)	4.75	2.42	2.00	1.58	1.15
Duration (yrs)	4.22	2.26	1.88	1.50	1.10
Window (mo)	37 - 81	19 - 41	16 - 34	13 - 26	9 - 19
Yield (%) at 100	4.08	4.02	4.00	3.96	3.90
Expected Final Mat.	7/25/09	3/25/06	8/25/05	12/25/04	5/25/04

Class A3
Avg. Life (yrs)	7.21	3.67	3.00	2.33	1.67
Duration (yrs)	6.01	3.31	2.74	2.17	1.58
Window (mo)	81 - 93	41 - 47	34 - 39	26 - 30	19 - 22
Yield (%) at 100	4.59	4.55	4.53	4.50	4.45
Expected Final Mat.	7/25/10	9/25/06	1/25/06	4/25/05	8/25/04

Class A4
Avg. Life (yrs)	11.61	6.06	5.00	3.88	2.66
Duration (yrs)	8.38	5.02	4.26	3.40	2.42
Window (mo)	93 - 205	47 - 111	39 - 92	30 - 72	22 - 51
Yield (%) at 100	5.31	5.28	5.27	5.25	5.20
Expected Final Mat.	11/25/19	1/25/12	6/25/10	10/25/08	1/25/07

Class A5
Avg. Life (yrs)	17.99	9.85	8.19	6.44	4.61
Duration (yrs)	10.45	7.12	6.21	5.14	3.89
Window (mo)	205 - 217	111 - 119	92 - 99	72 - 78	51 - 56
Yield (%) at 100	6.38	6.37	6.36	6.34	6.32
Expected Final Mat.	11/25/20	9/25/12	1/25/11	4/25/09	6/25/07

Class M1
Avg. Life (yrs)	12.22	6.47	5.39	4.41	3.66
Duration (yrs)	8.35	5.17	4.45	3.76	3.21
Window (mo)	73 - 217	37 - 119	37 - 99	37 - 78	38 - 56
Yield (%) at 100	5.73	5.70	5.69	5.68	5.66
Expected Final Mat.	11/25/20	9/25/12	1/25/11	4/25/09	6/25/07

Class M2
Avg. Life (yrs)	11.68	6.15	5.13	4.19	3.45
Duration (yrs)	7.96	4.91	4.23	3.57	3.03
Window (mo)	73 - 217	37 - 119	37 - 99	37 - 78	37 - 56
Yield (%) at 100	6.04	6.00	5.99	5.97	5.95
Expected Final Mat.	11/25/20	9/25/12	1/25/11	4/25/09	6/25/07

(1) 100% of the Prepayment Assumption is equal to the certificate pricing assumption and is defined on page one.

(2) For the purpose of calculating duration, the price is assumed to be 100.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Sensitivity Analysis – To Maturity

Prepayment Assumption (1)	50%	100%	120%	150%	200%

Class A1
Avg. Life (yrs)	1.50	0.79	0.66	0.53	0.40
Duration (yrs)	1.44	0.77	0.65	0.52	0.39
Window (mo)	1 - 37	1 - 19	1 - 16	1 - 13	1 - 9
Yield (%) at 100	2.79	2.68	2.63	2.56	2.43
Expected Final Mat.	11/25/05	5/25/04	2/25/04	11/25/03	7/25/03

Class A2
Avg. Life (yrs)	4.75	2.42	2.00	1.58	1.15
Duration (yrs)	4.22	2.26	1.88	1.50	1.10
Window (mo)	37 - 81	19 - 41	16 - 34	13 - 26	9 - 19
Yield (%) at 100	4.08	4.02	4.00	3.96	3.90
Expected Final Mat.	7/25/09	3/25/06	8/25/05	12/25/04	5/25/04

Class A3
Avg. Life (yrs)	7.21	3.67	3.00	2.33	1.67
Duration (yrs)	6.01	3.31	2.74	2.17	1.58
Window (mo)	81 - 93	41 - 47	34 - 39	26 - 30	19 - 22
Yield (%) at 100	4.59	4.55	4.53	4.50	4.45
Expected Final Mat.	7/25/10	9/25/06	1/25/06	4/25/05	8/25/04

Class A4
Avg. Life (yrs)	11.61	6.06	5.00	3.88	2.66
Duration (yrs)	8.38	5.02	4.26	3.40	2.42
Window (mo)	93 - 205	47 - 111	39 - 92	30 - 72	22 - 51
Yield (%) at 100	5.31	5.28	5.27	5.25	5.20
Expected Final Mat.	11/25/19	1/25/12	6/25/10	10/25/08	1/25/07

Class A5
Avg. Life (yrs)	21.72	12.97	10.81	8.50	6.05
Duration (yrs)	11.42	8.48	7.50	6.30	4.83
Window (mo)	205 - 346	111 - 278	92 - 240	72 - 192	51 - 138
Yield (%) at 100	6.43	6.46	6.46	6.45	6.44
Expected Final Mat.	8/25/31	12/25/25	10/25/22	10/25/18	4/25/14

Class M1
Avg. Life (yrs)	12.96	7.02	5.85	4.76	3.91
Duration (yrs)	8.58	5.45	4.71	3.99	3.39
Window (mo)	73 - 304	37 - 192	37 - 160	37 - 126	38 - 90
Yield (%) at 100	5.75	5.75	5.74	5.73	5.71
Expected Final Mat.	2/25/28	10/25/18	2/25/16	4/25/13	4/25/10

Class M2
Avg. Life (yrs)	11.94	6.33	5.27	4.30	3.53
Duration (yrs)	8.04	5.00	4.31	3.64	3.08
Window (mo)	73 - 272	37 - 160	37 - 133	37 - 104	37 - 74
Yield (%) at 100	6.04	6.02	6.01	5.99	5.97
Expected Final Mat.	6/25/25	2/25/16	11/25/13	6/25/11	12/25/08

(1) 100% of the Prepayment Assumption is equal to the certificate pricing assumption and is defined on page one.

(2) For the purpose of calculating duration, the price is assumed to be 100.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

A-IO Sensitivity Analysis (1)

Price (2)	Yield (%)
3-27	7.016%
3-27+	6.385%
3-28	5.760%
3-28+	5.140%
3-29	4.526%
3-29+	3.917%
3-30	3.314%
3-30+	2.715%
3-31	2.122%

Mod. Dur.	0.59 (3)

(1)

Shown at the 100% of the Prepayment Assumption as defined on page one.

(2)

These Prices do not include accrued interest.  Accrued interest has been added to the price for purposes of calculating the yield.

(3)

Assumes a price of 3-29 plus accrued interest.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

SASC 2002-23XS Collateral Summary

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Collateral Characteristics
Collateral characteristics are listed below as of the Cut-off Date

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
0.01 - 100,000.00	541	$37,260,813.29	6.89%
100,000.01 - 200,000.00	771	109,525,216.42	20.26
200,000.01 - 300,000.00	303	74,239,482.29	13.73
300,000.01 - 400,000.00	345	120,779,787.38	22.35
400,000.01 - 500,000.00	138	61,752,882.33	11.42
500,000.01 - 600,000.00	68	37,400,970.75	6.92
600,000.01 - 700,000.00	41	26,352,203.91	4.88
700,000.01 - 800,000.00	17	12,846,618.51	2.38
800,000.01 - 900,000.00	12	10,342,165.15	1.91
900,000.01 - 1,000,000.00	20	19,322,153.98	3.57
1,000,000.01 - 1,500,000.00	10	13,295,171.50	2.46
1,500,000.01 - 2,000,000.00	4	7,196,038.14	1.33
2,000,000.01 - 2,500,000.00	3	7,202,621.40	1.33
3,000,000.01 - 3,500,000.00	1	3,003,585.46	0.56
Total:	2,274	$540,519,710.51	100.00%

Minimum:

$18,634.79

Maximum:

$3,003,585.46

Average:

$237,695.56

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Cut-off Date

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
<= 5.500	3	$1,656,357.75	0.31%
5.501 - 6.000	8	4,446,264.21	0.82
6.001 - 6.500	69	31,963,346.84	5.91
6.501 - 7.000	200	91,371,133.81	16.90
7.001 - 7.500	129	48,384,166.91	8.95
7.501 - 8.000	455	121,915,487.70	22.56
8.001 - 8.500	329	60,809,705.42	11.25
8.501 - 9.000	489	84,776,325.60	15.68
9.001 - 9.500	362	57,788,256.91	10.69
9.501 - 10.000	167	28,102,490.88	5.20
10.001 - 10.500	27	4,148,911.56	0.77
10.501 - 11.000	23	3,596,650.50	0.67
11.001 - 11.500	7	912,294.39	0.17
11.501 - 12.000	6	648,318.03	0.12
Total:	2,274	$540,519,710.51	100.00%

Minimum:

5.500%

Maximum:

12.000%

Weighted Average:

8.028%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Cut-off Date

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
180	7	$2,621,774.09	0.49%
181 - 240	12	4,192,046.33	0.78
301 - 360	2,255	533,705,890.09	98.74
Total:	2,274	$540,519,710.51	100.00%

Minimum:

180.0

Maximum:

360.0

Weighted Average:

358.2

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
159 - 170	1	$355,086.68	0.07%
171 - 180	7	2,451,823.66	0.45
181 - 240	13	4,429,491.49	0.82
241 - 300	18	4,539,769.62	0.84
301 - 360	2,235	528,743,539.06	97.82
Total:	2,274	$540,519,710.51	100.00%

Minimum:

159.0

Maximum:

360.0

Weighted Average:

351.4

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Cut-off Date

Combined Loan-to-Value Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
0.001 - 10.000	1	$49,636.64	0.01%
10.001 - 20.000	2	104,496.00	0.02
20.001 - 30.000	19	5,230,397.50	0.97
30.001 - 40.000	25	8,310,072.34	1.54
40.001 - 50.000	56	18,638,110.09	3.45
50.001 - 60.000	94	44,011,681.91	8.14
60.001 - 70.000	186	81,509,331.94	15.08
70.001 - 80.000	688	179,879,513.98	33.28
80.001 - 90.000	429	79,678,236.62	14.74
90.001 - 100.000	774	123,108,233.49	22.78
Total:	2,274	$540,519,710.51	100.00%

Minimum:

10.000%

Maximum:

100.000%

Weighted Average:

77.653%

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
Unknown	44	$7,878,897.87	1.46%
501 - 550	3	552,528.08	0.10
551 - 600	65	10,535,855.03	1.95
601 - 650	581	107,976,037.13	19.98
651 - 700	822	183,177,451.90	33.89
701 - 750	482	130,810,072.70	24.20
751 - 800	256	90,809,431.58	16.80
801 >=	21	8,779,436.22	1.62
Total:	2,274	$540,519,710.51	100.00%

Non-Zero Minimum:

513

Maximum:

838

NZWA:

695

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Cut-off Date

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
Purchase	1,482	$311,877,489.75	57.70%
Cash Out Refinance	556	151,460,109.67	28.02
Rate/Term Refinance	236	77,182,111.09	14.28
Total:	2,274	$540,519,710.51	100.00%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
Single Family	1,375	$340,300,198.15	62.96%
PUD	392	94,461,989.45	17.48
2-4 Family	361	79,269,570.65	14.67
Condo	141	26,036,075.38	4.82
Other	5	451,876.88	0.08
Total:	2,274	$540,519,710.51	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Cut-off Date

States – Top 30
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
CA-S	286	$118,915,287.23	22.00%
CA-N	238	98,645,757.69	18.25
FL	264	40,351,226.35	7.47
NY	146	37,967,887.40	7.02
AZ	192	30,117,910.42	5.57
NJ	119	26,088,148.38	4.83
MA	76	18,769,970.64	3.47
TX	111	18,730,843.62	3.47
IL	69	13,197,050.37	2.44
VA	75	13,063,341.10	2.42
CO	60	13,013,663.26	2.41
GA	77	12,897,662.26	2.39
NV	71	12,839,718.66	2.38
MD	46	9,915,665.66	1.83
SC	51	8,471,379.55	1.57
WA	23	8,031,237.14	1.49
CT	32	6,605,304.19	1.22
NC	38	5,852,990.29	1.08
TN	22	5,115,094.83	0.95
OR	24	4,737,738.53	0.88
PA	49	4,540,698.88	0.84
UT	19	3,833,255.54	0.71
MI	26	3,116,534.07	0.58
MN	13	2,732,245.30	0.51
OH	20	2,692,075.77	0.50
MO	22	2,092,178.08	0.39
MT	5	2,064,807.43	0.38
NH	10	1,814,299.84	0.34
IN	23	1,690,573.57	0.31
HI	3	1,614,982.88	0.30
Other	64	11,000,181.58	2.04
Total:	2,274	$540,519,710.51	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Cut-off Date

Prepayment Penalty in Years
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
No penalty	1,364	$307,243,414.75	56.84%
0.001 - 1.000	309	70,858,102.26	13.11
2.001 - 3.000	154	32,950,141.20	6.10
4.001 - 5.000	447	129,468,052.30	23.95
Total:	2,274	$540,519,710.51	100.00%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
No Documentation	1,237	$219,020,931.94	40.52%
Limited	632	190,434,654.28	35.23
Full	405	131,064,124.29	24.25
Total:	2,274	$540,519,710.51	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

$539,168,000 (Approximate) STRUCTURED ASSET SECURITIES CORPORATION, SERIES 2002-23XS SENIOR/SUBORDINATE CERTIFICATES

To 10% Call
			Est.	Payment	Initial	Legal	Expected
	Approx.		WAL(3)	Window	C/E (4)	Final	Ratings
Class	Size ($) (1)	Coupon (2)	(yrs.)	(mos.)	(%)	Maturity	(Moody’s/S&P) (5)
A1 (6)	$ 156,977,000	2.91%	0.66	1-16	5.90%	October 25, 2032	Aaa/AAA
A2 (6)	131,410,000	4.11%	2.00	16-34	5.90%	October 25, 2032	Aaa/AAA
A3 (6)	25,474,000	4.60%	3.00	34-39	5.90%	October 25, 2032	Aaa/AAA
A4 (6)	139,492,000	5.29%	5.00	39-92	5.90%	October 25, 2032	Aaa/AAA
A5 (6)	55,276,000	6.34%	8.19	92-99	5.90%	October 25, 2032	Aaa/AAA
A-IO (7)	Notional	5.00%	N/A	N/A	N/A	October 25, 2004	Aaa/AAA
M1	15,945,000	5.71%	5.39	37-99	2.95%	October 25, 2032	Aa2/AA
M2	14,594,000	6.01%	5.13	37-99	0.25%	October 25, 2032	A2/A

To Maturity
			Est.	Payment	Initial	Legal	Expected
	Approx.		WAL(3)	Window	C/E (4)	Final	Ratings
Class	Size ($) (1)	Coupon (2)	(yrs.)	(mos.)	(%)	Maturity	(Moody’s/S&P) (5)
A1 (6)	$ 156,977,000	2.91%	0.66	1-16	5.90%	October 25, 2032	Aaa/AAA
A2 (6)	131,410,000	4.11%	2.00	16-34	5.90%	October 25, 2032	Aaa/AAA
A3 (6)	25,474,000	4.60%	3.00	34-39	5.90%	October 25, 2032	Aaa/AAA
A4 (6)	139,492,000	5.29%	5.00	39-92	5.90%	October 25, 2032	Aaa/AAA
A5 (6)	55,276,000	6.34%	10.81	92-240	5.90%	October 25, 2032	Aaa/AAA
A-IO (7)	Notional	5.00%	N/A	N/A	N/A	October 25, 2004	Aaa/AAA
M1	15,945,000	5.71%	5.85	37-160	2.95%	October 25, 2032	Aa2/AA
M2	14,594,000	6.01%	5.27	37-133	0.25%	October 25, 2032	A2/A

(1)

Subject to a permitted variance of + 5% in aggregate.

(2)

If the optional redemption is not exercised, beginning with the following Distribution Date, the interest rate for each Class A Certificate will increase by 0.50% and the interest rate for each Class of Subordinate Certificates will increase by 0.75%.

(3)

The Certificates will be priced assuming 120% of the Prepayment Assumption.  100% of the Prepayment Assumption assumes that, based on the life of the loan, prepayments start at 6% CPR in month one, increase by approximately 1.27% each month to 20% CPR in month 12 and remain at 20% CPR thereafter.

(4)

Initial Credit Enhancement includes initial overcollateralization of approximately 0.25%.

(5)

All Classes of Certificates will be rated by Moody’s and S&P.

(6)

Classes A1, A2, A3, A4 and A5 are the Senior Certificates.

(7)

Class A-IO will be a Senior Interest-Only Certificate, and will receive interest payments for the first 24 distribution dates.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Principal Payment Priority

Prior to the Stepdown Date, and whenever a Trigger Event is in effect, all principal will be paid to the Class A1, A2, A3, A4 and A5 Certificates, sequentially and in that order, until they have been retired.  Principal will then be allocated sequentially to the Class M1 and Class M2 Certificates.

The Stepdown Date is the later of (i) the Distribution Date upon which the Senior Enhancement Percentage (as defined herein) doubles (i.e. meets the targeted Senior Enhancement Percentage), or (ii) the 37th distribution date.

On or after the Stepdown Date and as long as a Trigger Event is not in effect, principal will be first allocated to the Class A Certificates, sequentially and in the same order as above, so that the Senior Enhancement Percentage equals two times the original Senior Enhancement Percentage.  Principal will then be allocated sequentially to the Class M1 and Class M2 Certificates so that the credit enhancement behind each class equals two times the respective original credit enhancement percentage for each class, as a product of the current loan balance, subject to a floor equal to approximately 0.25% of the Cut-Off Date Pool Balance.

The “Senior Enhancement Percentage” for any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum of the total Certificate Principal Amount of Classes M1 and Class M2 and the Overcollateralization Amount (which, for purposes of this definition only, will not be less than zero), and the denominator of which is the aggregate loan balance, after giving effect to distributions on that Distribution Date.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Interest Payment Priority

The Interest Rates for Classes A1, A2, A3, A4, A5 (the “Class A Certificates”), M1, and M2 for any Accrual Period will equal the lesser of (i) the rates stated on page 1 and (ii) the Net Funds Cap (as defined herein).  Interest for all Classes of Certificates will be calculated on a 30/360 basis.  The Interest Rate for Class A-IO will, for each Accrual Period through the Accrual Period pertaining to the 24th Distribution Date, be an annual rate equal to 5.00% on a 30/360 basis.  Interest will accrue on the Class A-IO Certificate based upon its Class Notional Amount, as defined herein.  Following the Accrual Period pertaining to the 24th Distribution Date, the Class A-IO Certificates will no longer accrue interest and will not be entitled to distributions.

The “Accrual Period” for any Class of Certificates for each Distribution Date will be the calendar month immediately preceding the month in which the related Distribution Date occurs.

Interest received or advanced on each Distribution Date will be allocated in the following priority:

(1)

To pay fees: Servicing Fee, Securities Administrator Fee and Mortgage Insurance Fee (if applicable);

(2)

To pay Current Interest and Carryforward Interest to the Class A Certificates and Current and Carryforward Interest to the Class A-IO;

(3)

To pay Current Interest and Carryforward Interest to Classes M1 and M2  (the “Subordinate Classes”), sequentially;

(4)

To pay to the Trustee, previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the Trust Agreement;

(5)

Any interest remaining after the application of (1) through (4) above will be deemed excess interest for such Distribution Date and will be distributed as principal, to the Class A Certificates, sequentially in increasing order of numerical designation,  and then sequentially to Classes M1 and M2 to maintain the Overcollateralization Target;

(6)

To pay to the Class A any Net Funds Cap Shortfall and Unpaid Net Funds Cap Shortfall amounts;

(7)

To pay sequentially to Classes M1 and M2 any Deferred Amounts;

(8)

To pay remaining amounts to the holder of the Class X Certificate.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Carryforward Interest

“Carryforward Interest” for each Class of Offered Certificates for any Distribution Date will be the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such Class on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable Interest Rate.

“Current Interest" for any Class of Offered Certificates for any Distribution Date will be the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the Class Principal Amount or Class Notional Amount of that Class.

Net Funds Cap

The “Net Funds Cap” for each Distribution Date will be the annual rate equal to the excess of (1) the weighted average Net Mortgage Rate over (2) the product of (a) 5% and (b) the Class A-IO Notional Balance divided by the Pool Balance.

The “Net Mortgage Rate” with respect to any Mortgage Loan will be the Mortgage Rate thereof reduced by the sum of the Servicing Fee Rate, the Securities Administrator Fee Rate and the Mortgage Insurance Fee Rate, in the case of a MGIC Insured Mortgage Loan.

Net Funds Cap Shortfall

With respect to each Distribution Date, to the extent that (a) the amount of interest payable to a Class exceeds (b) the Net Funds Cap (such excess, a “Net Funds Cap Shortfall”), that Class will be entitled to the amount of such Net Funds Cap Shortfall or Unpaid Net Funds Cap Shortfall, plus interest thereon at the applicable Interest Rate, before the Class X and Class R Certificates are entitled to any distributions.  The “Unpaid Net Funds Cap Shortfall” for any Class of Certificates on any Distribution Date will be the aggregate of all Net Funds Cap Shortfalls for such Class for all previous Distribution Dates, together with interest thereon at the applicable Interest Rate, less all payments made with respect to such Class in respect of such Net Funds Cap Shortfalls on or prior to such Distribution Date.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Class A-IO Notional Amount

The Class A-IO Notional Balance will be the lesser of the beginning period collateral balance and the following schedule:

Distribution Dates	A-IO Notional Amount
1-6	189,181,899
7-12	86,483,154
13-18	37,836,380
19-24	21,620,788

On and after the 25th distribution date, the Class Notional Amount for the Class A-IO Certificate will be zero.  The Class A-IO will accrue interest at a rate of 5.00% on a 30/360 basis.

Losses

Losses that are not covered by mortgage insurance are allocated in the following order: excess spread, overcollateralization, Class M2, and then Class M1. The allocation of losses to a class will result in a writedown of its principal amount and is referred to as an "Applied Loss Amount".  The balance of the Class A Certificates will not be reduced by allocation of Applied Loss Amounts.

Deferred Amount

With respect to each Distribution Date, the “Deferred Amount” for each Class of Subordinate Certificates will be equal to the amount by which (x) the aggregate of Applied Loss Amounts previously applied in reduction of the Class Principal Amount thereof exceeds (y) the aggregate of amounts previously distributed in reimbursement thereof.

10% Optional Redemption

The transaction can be called by the Master Servicer, Aurora Loan Services (an affiliate of Lehman Brothers), on any Distribution Date following the month in which the loan principal balance of the loans is reduced to less than 10% of the Cut-off Date loan principal balance.  If the optional redemption is not exercised, beginning with the following Distribution Date, the interest rate for each of the Class A Certificates will increase by 0.50% and the interest rate for each Class of Subordinate Certificates will increase by 0.75%.

Origination and Servicing

The majority of the mortgage loans were originated by Aurora (32.6%), First National Bank of Nevada (23.5%), Bank of America (13.0), and SIB Mortgage Corp. (10.7%).  As of the closing date, 82.0% and 13.0% of the mortgage loans will be serviced by Aurora and Bank of America, respectively.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Credit Enhancement

Subordination

The Class A and  Class A-IO Certificates will have limited protection by means of the subordination of the Subordinate Classes. The Class A and Class A-IO Certrificates will have the preferential right to receive interest due to them and principal available for distribution (in the case of the Class A Certificates) over Classes having a lower priority of distribution.  Similarly, Class M1 will be senior in right of priority to Class M2.  If on any Distribution Date after giving effect to all realized losses and distributions of principal on such Distribution Date, the Certificate Principal Amount exceeds the aggregate loan balance, the Subordinate Classes will be reduced by the Applied Loss Amount in inverse order of priority of distribution until Classes M2 and M1 have been reduced to zero.

Overcollateralization

Excess interest will be used to pay down the certificates so the aggregate loan balance exceeds the aggregate certificate balance (Overcollateralization or “OC”).  Excess spread will be used to maintain the OC Target.

The “OC Target” with respect to any Distribution Date is equal to the initial OC, or approximately 0.25% of the Cut-Off Date Pool Balance.

Trigger Event

A “Trigger Event” will have occurred with respect to any Distribution Date if the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds [     ] of the Senior Enhancement Percentage for that Distribution Date.

The “Rolling Three Month Delinquency Rate” with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

The “Delinquency Rate” for any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance as of the close of business on the last day of such month.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

A1
Aaa/AAA
2.91%
A2
Aaa/AAA
4.11%
A3	A-IO	Class A-IO is a senior interest only class
Aaa/AAA	Aaa/AAA	and has the preferential
4.60%	5.00%	right to receive Interest
A4		over the Subordinate Classes.
Aaa/AAA
5.29%
A5
Aaa/AAA
6.34%

M1
Aa2/AA
5.71%

M2
A2/A		Classes M1 and M2 are subordinate
6.01%		Classes subject to a lock-out period of
36 months with respect to principal payments.

Contacts

Syndicate	Kevin White	(212) 526-9519
	Daniel Covello	(212) 526-9519

MBS Trading / Structuring	Brian Hargrave	(212) 526-8320
	Khalil Kanaan	(212) 526-8315
	Rich McKinney	(212) 526-8320
	Tim Dooley	(212) 526-8320
	Sei-Hyong Park	(212) 526-0203

MBS Banking	Joe Kelly	(212) 526-4274
	Donnie Israeli	(212) 526-5754
	Andrea Lenox	(212) 526-9637
	Darius Houseal	(212) 526-9466

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Summary of Terms
Issuer:	Structured Asset Securities Corp. 2002-23XS
Depositor:	Structured Asset Securities Corporation
Trustee:	Bank One, N.A.
Securities Administrator:	Wells Fargo Bank Minnesota, N.A.
Master Servicer:	Aurora Loan Services
Underwriter:	Lehman Brothers Inc.
Distribution Date:	25th of each month, or the next succeeding Business Day
Cut-Off Date:	October 1, 2002
Expected Pricing Date:	October [ ], 2002
Expected Closing Date:	October 30, 2002
Expected Settlement Date:	October 30, 2002 through DTC, Euroclear or Cedel Bank
Delay Days:	24 day delay – All Classes
Dated Date:	October 1, 2002
First Payment Date:	November 25, 2002
Day Count:	30/360 for all classes
Collection Period:	2nd day of prior month through 1st day of month of such distribution
Servicing Fee:	Approximately 0.25% of the Pool principal balance annually
Securities Administrator Fee:	0.00575% of the Pool principal balance annually

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Summary of Terms (continued)
Clearing/Registration:	Book-entry through DTC, Euroclear, and Cedel
Denomination:

Minimum $25,000; increments $1 in excess thereof for Class A.  Minimum $100,000; increments $1,000 in excess thereof for Classes M1 and M2.  Minimum $1,000,000; increments $1 in excess thereof for Class A-IO

SMMEA Eligibility:	All classes are expected to be SMMEA eligible.
ERISA Eligibility:	The Class A, A-IO, M1 and M2 Certificates are expected to be ERISA eligible.
Tax Status:	REMIC for Federal income tax purposes.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Sensitivity Analysis – To 10% Call

Prepayment Assumption (1)	50%	100%	120%	150%	200%

Class A1
Avg. Life (yrs)	1.50	0.79	0.66	0.53	0.40
Duration (yrs) (2)	1.44	0.77	0.65	0.52	0.39
Window (mo)	1 - 37	1 - 19	1 - 16	1 - 13	1 - 9
Yield (%) at 100	2.79	2.68	2.63	2.56	2.43
Expected Final Mat.	11/25/05	5/25/04	2/25/04	11/25/03	7/25/03

Class A2
Avg. Life (yrs)	4.75	2.42	2.00	1.58	1.15
Duration (yrs) (2)	4.22	2.26	1.88	1.50	1.10
Window (mo)	37 - 81	19 - 41	16 - 34	13 - 26	9 - 19
Yield (%) at 100	4.08	4.02	4.00	3.96	3.90
Expected Final Mat.	7/25/09	3/25/06	8/25/05	12/25/04	5/25/04

Class A3
Avg. Life (yrs)	7.21	3.67	3.00	2.33	1.67
Duration (yrs) (2)	6.01	3.31	2.74	2.17	1.58
Window (mo)	81 - 93	41 - 47	34 - 39	26 - 30	19 - 22
Yield (%) at 100	4.59	4.55	4.53	4.50	4.45
Expected Final Mat.	7/25/10	9/25/06	1/25/06	4/25/05	8/25/04

Class A4
Avg. Life (yrs)	11.61	6.06	5.00	3.88	2.66
Duration (yrs) (2)	8.38	5.02	4.26	3.40	2.42
Window (mo)	93 - 205	47 - 111	39 - 92	30 - 72	22 - 51
Yield (%) at 100	5.31	5.28	5.27	5.25	5.20
Expected Final Mat.	11/25/19	1/25/12	6/25/10	10/25/08	1/25/07

Class A5
Avg. Life (yrs)	17.99	9.85	8.19	6.44	4.61
Duration (yrs) (2)	10.45	7.12	6.21	5.14	3.89
Window (mo)	205 - 217	111 - 119	92 - 99	72 - 78	51 - 56
Yield (%) at 100	6.38	6.37	6.36	6.34	6.32
Expected Final Mat.	11/25/20	9/25/12	1/25/11	4/25/09	6/25/07

Class M1
Avg. Life (yrs)	12.22	6.47	5.39	4.41	3.66
Duration (yrs) (2)	8.35	5.17	4.45	3.76	3.21
Window (mo)	73 - 217	37 - 119	37 - 99	37 - 78	38 - 56
Yield (%) at 100	5.73	5.70	5.69	5.68	5.66
Expected Final Mat.	11/25/20	9/25/12	1/25/11	4/25/09	6/25/07

Class M2
Avg. Life (yrs)	11.68	6.15	5.13	4.19	3.45
Duration (yrs) (2)	7.96	4.91	4.23	3.57	3.03
Window (mo)	73 - 217	37 - 119	37 - 99	37 - 78	37 - 56
Yield (%) at 100	6.04	6.00	5.99	5.97	5.95
Expected Final Mat.	11/25/20	9/25/12	1/25/11	4/25/09	6/25/07

(1)

100% of the Prepayment Assumption is equal to the certificate pricing assumption and is defined on page one.

(2)

For the purpose of calculating duration, the price is assumed to be 100.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Sensitivity Analysis – To Maturity

Prepayment Assumption (1)	50%	100%	120%	150%	200%

Class A1
Avg. Life (yrs)	1.50	0.79	0.66	0.53	0.40
Duration (yrs) (2)	1.44	0.77	0.65	0.52	0.39
Window (mo)	1 - 37	1 - 19	1 - 16	1 - 13	1 - 9
Yield (%) at 100	2.79	2.68	2.63	2.56	2.43
Expected Final Mat.	11/25/05	5/25/04	2/25/04	11/25/03	7/25/03

Class A2
Avg. Life (yrs)	4.75	2.42	2.00	1.58	1.15
Duration (yrs) (2)	4.22	2.26	1.88	1.50	1.10
Window (mo)	37 - 81	19 - 41	16 - 34	13 - 26	9 - 19
Yield (%) at 100	4.08	4.02	4.00	3.96	3.90
Expected Final Mat.	7/25/09	3/25/06	8/25/05	12/25/04	5/25/04

Class A3
Avg. Life (yrs)	7.21	3.67	3.00	2.33	1.67
Duration (yrs) (2)	6.01	3.31	2.74	2.17	1.58
Window (mo)	81 - 93	41 - 47	34 - 39	26 - 30	19 - 22
Yield (%) at 100	4.59	4.55	4.53	4.50	4.45
Expected Final Mat.	7/25/10	9/25/06	1/25/06	4/25/05	8/25/04

Class A4
Avg. Life (yrs)	11.61	6.06	5.00	3.88	2.66
Duration (yrs) (2)	8.38	5.02	4.26	3.40	2.42
Window (mo)	93 - 205	47 - 111	39 - 92	30 - 72	22 - 51
Yield (%) at 100	5.31	5.28	5.27	5.25	5.20
Expected Final Mat.	11/25/19	1/25/12	6/25/10	10/25/08	1/25/07

Class A5
Avg. Life (yrs)	21.72	12.97	10.81	8.50	6.05
Duration (yrs) (2)	11.42	8.48	7.50	6.30	4.83
Window (mo)	205 - 346	111 - 278	92 - 240	72 - 192	51 - 138
Yield (%) at 100	6.43	6.46	6.46	6.45	6.44
Expected Final Mat.	8/25/31	12/25/25	10/25/22	10/25/18	4/25/14

Class M1
Avg. Life (yrs)	12.96	7.02	5.85	4.76	3.91
Duration (yrs) (2)	8.58	5.45	4.71	3.99	3.39
Window (mo)	73 - 304	37 - 192	37 - 160	37 - 126	38 - 90
Yield (%) at 100	5.75	5.75	5.74	5.73	5.71
Expected Final Mat.	2/25/28	10/25/18	2/25/16	4/25/13	4/25/10

Class M2
Avg. Life (yrs)	11.94	6.33	5.27	4.30	3.53
Duration (yrs) (2)	8.04	5.00	4.31	3.64	3.08
Window (mo)	73 - 272	37 - 160	37 - 133	37 - 104	37 - 74
Yield (%) at 100	6.04	6.02	6.01	5.99	5.97
Expected Final Mat.	6/25/25	2/25/16	11/25/13	6/25/11	12/25/08

(1)

100% of the Prepayment Assumption is equal to the certificate pricing assumption and is defined on page one.

(2)

For the purpose of calculating duration, the price is assumed to be 100.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Price / Yield Sensitivity Analysis – Class A1

CPR	50% PPC		100% PPC		120% PPC		150% PPC		200% PPC
Price	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration
99-04	3.40	1.43	3.82	0.76	3.99	0.64	4.24	0.52	4.68	0.39
99-06	3.36		3.74		3.89		4.12		4.52
99-08	3.32		3.66		3.79		4.00		4.35
99-10	3.27		3.57		3.69		3.88		4.19
99-12	3.23		3.49		3.60		3.76		4.03

99-14	3.18	1.44	3.41	0.76	3.50	0.64	3.64	0.52	3.87	0.39
99-16	3.14		3.33		3.40		3.52		3.71
99-18	3.10		3.25		3.31		3.40		3.55
99-20	3.05		3.16		3.21		3.28		3.39
99-22	3.01		3.08		3.11		3.16		3.23

99-24	2.97	1.44	3.00	0.77	3.01	0.65	3.04	0.52	3.07	0.39
99-26	2.92		2.92		2.92		2.92		2.91
99-28	2.88		2.84		2.82		2.80		2.75
99-30	2.84		2.76		2.72		2.68		2.59
100-00	2.79		2.68		2.63		2.56		2.43

100-02	2.75	1.44	2.59	0.77	2.53	0.65	2.44	0.52	2.28	0.39
100-04	2.71		2.51		2.44		2.32		2.12
100-06	2.66		2.43		2.34		2.20		1.96
100-08	2.62		2.35		2.24		2.08		1.80
100-10	2.58		2.27		2.15		1.96		1.65

100-12	2.53	1.45	2.19	0.77	2.05	0.65	1.84	0.53	1.49	0.40
100-14	2.49		2.11		1.96		1.73		1.33
100-16	2.45		2.03		1.86		1.61		1.18
100-18	2.41		1.95		1.77		1.49		1.02
100-20	2.36		1.87		1.67		1.37		0.86

100-22	2.32	1.45	1.79	0.77	1.58	0.65	1.25	0.53	0.71	0.40
100-24	2.28		1.71		1.48		1.14		0.55
100-26	2.24		1.63		1.39		1.02		0.40
100-28	2.19		1.55		1.29		0.90		0.24

WAL	1.50		0.79		0.66		0.53		0.40
First Pay	11/25/02		11/25/02		11/25/02		11/25/02		11/25/02
Last Pay	11/25/05		5/25/04		2/25/04		11/25/03		7/25/03

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Price / Yield Sensitivity Analysis – Class A2

CPR	50% PPC		100% PPC		120% PPC		150% PPC		200% PPC
Price	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration
99-04	4.29	4.21	4.41	2.25	4.47	1.88	4.55	1.49	4.69	1.09
99-06	4.27		4.38		4.43		4.51		4.64
99-08	4.26		4.36		4.40		4.46		4.58
99-10	4.24		4.33		4.37		4.42		4.52
99-12	4.23		4.30		4.33		4.38		4.47

99-14	4.21	4.21	4.27	2.25	4.30	1.88	4.34	1.49	4.41	1.10
99-16	4.20		4.25		4.27		4.30		4.35
99-18	4.18		4.22		4.23		4.25		4.29
99-20	4.17		4.19		4.20		4.21		4.24
99-22	4.15		4.16		4.17		4.17		4.18

99-24	4.14	4.21	4.13	2.25	4.13	1.88	4.13	1.50	4.12	1.10
99-26	4.12		4.11		4.10		4.09		4.07
99-28	4.11		4.08		4.07		4.05		4.01
99-30	4.10		4.05		4.03		4.00		3.95
100-00	4.08		4.02		4.00		3.96		3.90

100-02	4.07	4.22	4.00	2.26	3.97	1.88	3.92	1.50	3.84	1.10
100-04	4.05		3.97		3.93		3.88		3.78
100-06	4.04		3.94		3.90		3.84		3.73
100-08	4.02		3.91		3.87		3.80		3.67
100-10	4.01		3.89		3.83		3.75		3.61

100-12	3.99	4.22	3.86	2.26	3.80	1.88	3.71	1.50	3.56	1.10
100-14	3.98		3.83		3.77		3.67		3.50
100-16	3.96		3.80		3.74		3.63		3.44
100-18	3.95		3.78		3.70		3.59		3.39
100-20	3.93		3.75		3.67		3.55		3.33

100-22	3.92	4.22	3.72	2.26	3.64	1.89	3.51	1.50	3.28	1.10
100-24	3.90		3.69		3.60		3.47		3.22
100-26	3.89		3.67		3.57		3.42		3.16
100-28	3.87		3.64		3.54		3.38		3.11

WAL	4.75		2.42		2.00		1.58		1.15
First Pay	11/25/05		5/25/04		2/25/04		11/25/03		7/25/03
Last Pay	7/25/09		3/25/06		8/25/05		12/25/04		5/25/04

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Price / Yield Sensitivity Analysis – Class A3

CPR	50% PPC		100% PPC		120% PPC		150% PPC		200% PPC
Price	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration
99-04	4.74	6.00	4.82	3.30	4.85	2.74	4.91	2.16	5.01	1.57
99-06	4.73		4.80		4.83		4.88		4.97
99-08	4.72		4.78		4.81		4.85		4.93
99-10	4.71		4.76		4.78		4.82		4.89
99-12	4.70		4.74		4.76		4.79		4.85

99-14	4.69	6.00	4.72	3.31	4.74	2.74	4.76	2.16	4.81	1.58
99-16	4.68		4.70		4.71		4.73		4.77
99-18	4.67		4.68		4.69		4.70		4.73
99-20	4.66		4.66		4.67		4.68		4.69
99-22	4.65		4.65		4.65		4.65		4.65

99-24	4.63	6.01	4.63	3.31	4.62	2.74	4.62	2.17	4.61	1.58
99-26	4.62		4.61		4.60		4.59		4.57
99-28	4.61		4.59		4.58		4.56		4.53
99-30	4.60		4.57		4.56		4.53		4.49
100-00	4.59		4.55		4.53		4.50		4.45

100-02	4.58	6.01	4.53	3.31	4.51	2.74	4.47	2.17	4.41	1.58
100-04	4.57		4.51		4.49		4.45		4.37
100-06	4.56		4.50		4.46		4.42		4.33
100-08	4.55		4.48		4.44		4.39		4.29
100-10	4.54		4.46		4.42		4.36		4.25

100-12	4.53	6.01	4.44	3.31	4.40	2.75	4.33	2.17	4.21	1.58
100-14	4.52		4.42		4.37		4.30		4.18
100-16	4.51		4.40		4.35		4.27		4.14
100-18	4.50		4.38		4.33		4.25		4.10
100-20	4.49		4.36		4.31		4.22		4.06

100-22	4.48	6.02	4.35	3.31	4.28	2.75	4.19	2.17	4.02	1.58
100-24	4.47		4.33		4.26		4.16		3.98
100-26	4.46		4.31		4.24		4.13		3.94
100-28	4.45		4.29		4.22		4.10		3.90

WAL	7.21		3.67		3.00		2.33		1.67
First Pay	7/25/09		3/25/06		8/25/05		12/25/04		5/25/04
Last Pay	7/25/10		9/25/06		1/25/06		4/25/05		8/25/04

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Price / Yield Sensitivity Analysis – Class A4

CPR	50% PPC		100% PPC		120% PPC		150% PPC		200% PPC
Price	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration
99-04	5.41	8.36	5.45	5.01	5.47	4.25	5.50	3.39	5.57	2.41
99-06	5.40		5.44		5.46		5.48		5.54
99-08	5.40		5.43		5.44		5.47		5.51
99-10	5.39		5.42		5.43		5.45		5.49
99-12	5.38		5.40		5.41		5.43		5.46

99-14	5.37	8.37	5.39	5.01	5.40	4.26	5.41	3.40	5.44	2.41
99-16	5.37		5.38		5.38		5.39		5.41
99-18	5.36		5.37		5.37		5.37		5.38
99-20	5.35		5.35		5.35		5.36		5.36
99-22	5.34		5.34		5.34		5.34		5.33

99-24	5.34	8.38	5.33	5.02	5.32	4.26	5.32	3.40	5.31	2.41
99-26	5.33		5.32		5.31		5.30		5.28
99-28	5.32		5.30		5.30		5.28		5.25
99-30	5.31		5.29		5.28		5.26		5.23
100-00	5.31		5.28		5.27		5.25		5.20

100-02	5.30	8.38	5.27	5.02	5.25	4.26	5.23	3.40	5.18	2.42
100-04	5.29		5.25		5.24		5.21		5.15
100-06	5.28		5.24		5.22		5.19		5.13
100-08	5.28		5.23		5.21		5.17		5.10
100-10	5.27		5.22		5.19		5.15		5.07

100-12	5.26	8.39	5.20	5.03	5.18	4.27	5.14	3.41	5.05	2.42
100-14	5.25		5.19		5.16		5.12		5.02
100-16	5.25		5.18		5.15		5.10		5.00
100-18	5.24		5.17		5.14		5.08		4.97
100-20	5.23		5.16		5.12		5.06		4.95

100-22	5.23	8.40	5.14	5.03	5.11	4.27	5.04	3.41	4.92	2.42
100-24	5.22		5.13		5.09		5.03		4.90
100-26	5.21		5.12		5.08		5.01		4.87
100-28	5.20		5.11		5.06		4.99		4.84

WAL	11.61		6.06		5.00		3.88		2.66
First Pay	7/25/10		9/25/06		1/25/06		4/25/05		8/25/04
Last Pay	11/25/19		1/25/12		6/25/10		10/25/08		1/25/07

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Price / Yield Sensitivity Analysis – Class A5

CPR	50% PPC		100% PPC		120% PPC		150% PPC		200% PPC
Price	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration
99-04	6.47	10.41	6.49	7.11	6.50	6.19	6.51	5.13	6.54	3.88
99-06	6.46		6.48		6.49		6.50		6.52
99-08	6.46		6.47		6.48		6.49		6.51
99-10	6.45		6.46		6.47		6.48		6.49
99-12	6.44		6.45		6.46		6.46		6.48

99-14	6.44	10.42	6.44	7.11	6.45	6.20	6.45	5.13	6.46	3.88
99-16	6.43		6.44		6.44		6.44		6.44
99-18	6.43		6.43		6.43		6.43		6.43
99-20	6.42		6.42		6.42		6.42		6.41
99-22	6.41		6.41		6.41		6.40		6.40

99-24	6.41	10.44	6.40	7.12	6.40	6.20	6.39	5.14	6.38	3.88
99-26	6.40		6.39		6.39		6.38		6.36
99-28	6.40		6.38		6.38		6.37		6.35
99-30	6.39		6.37		6.37		6.35		6.33
100-00	6.38		6.37		6.36		6.34		6.32

100-02	6.38	10.45	6.36	7.12	6.35	6.21	6.33	5.14	6.30	3.89
100-04	6.37		6.35		6.34		6.32		6.28
100-06	6.37		6.34		6.33		6.31		6.27
100-08	6.36		6.33		6.32		6.29		6.25
100-10	6.35		6.32		6.31		6.28		6.24

100-12	6.35	10.46	6.31	7.13	6.30	6.21	6.27	5.14	6.22	3.89
100-14	6.34		6.30		6.29		6.26		6.20
100-16	6.34		6.30		6.28		6.25		6.19
100-18	6.33		6.29		6.27		6.23		6.17
100-20	6.32		6.28		6.26		6.22		6.16

100-22	6.32	10.48	6.27	7.14	6.25	6.22	6.21	5.15	6.14	3.89
100-24	6.31		6.26		6.24		6.20		6.12
100-26	6.31		6.25		6.23		6.19		6.11
100-28	6.30		6.24		6.22		6.17		6.09

WAL	17.99		9.85		8.19		6.44		4.61
First Pay	11/25/19		1/25/12		6/25/10		10/25/08		1/25/07
Last Pay	11/25/20		9/25/12		1/25/11		4/25/09		6/25/07

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Price / Yield Sensitivity Analysis – Class M1

CPR	50% PPC		100% PPC		120% PPC		150% PPC		200% PPC
Price	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration
99-04	5.84	8.32	5.87	5.15	5.89	4.43	5.91	3.75	5.93	3.21
99-06	5.83		5.86		5.88		5.89		5.91
99-08	5.82		5.85		5.86		5.88		5.89
99-10	5.82		5.84		5.85		5.86		5.87
99-12	5.81		5.83		5.83		5.84		5.85

99-14	5.80	8.33	5.81	5.16	5.82	4.44	5.83	3.76	5.83	3.21
99-16	5.79		5.80		5.81		5.81		5.82
99-18	5.79		5.79		5.79		5.79		5.80
99-20	5.78		5.78		5.78		5.78		5.78
99-22	5.77		5.77		5.76		5.76		5.76

99-24	5.76	8.34	5.75	5.16	5.75	4.44	5.74	3.76	5.74	3.21
99-26	5.76		5.74		5.73		5.73		5.72
99-28	5.75		5.73		5.72		5.71		5.70
99-30	5.74		5.72		5.71		5.69		5.68
100-00	5.73		5.70		5.69		5.68		5.66

100-02	5.73	8.35	5.69	5.17	5.68	4.45	5.66	3.76	5.64	3.21
100-04	5.72		5.68		5.66		5.64		5.62
100-06	5.71		5.67		5.65		5.63		5.60
100-08	5.70		5.66		5.64		5.61		5.58
100-10	5.70		5.64		5.62		5.59		5.56

100-12	5.69	8.36	5.63	5.17	5.61	4.45	5.58	3.77	5.54	3.22
100-14	5.68		5.62		5.60		5.56		5.52
100-16	5.67		5.61		5.58		5.55		5.51
100-18	5.67		5.60		5.57		5.53		5.49
100-20	5.66		5.58		5.55		5.51		5.47

100-22	5.65	8.37	5.57	5.18	5.54	4.46	5.50	3.77	5.45	3.22
100-24	5.64		5.56		5.53		5.48		5.43
100-26	5.64		5.55		5.51		5.46		5.41
100-28	5.63		5.54		5.50		5.45		5.39

WAL	12.22		6.47		5.39		4.41		3.66
First Pay	11/25/08		11/25/05		11/25/05		11/25/05		12/25/05
Last Pay	11/25/20		9/25/12		1/25/11		4/25/09		6/25/07

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Price / Yield Sensitivity Analysis – Class M2

CPR	50% PPC		100% PPC		120% PPC		150% PPC		200% PPC
Price	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration
99-04	6.15	7.93	6.18	4.89	6.20	4.21	6.22	3.56	6.24	3.02
99-06	6.14		6.17		6.18		6.20		6.22
99-08	6.13		6.16		6.17		6.18		6.20
99-10	6.12		6.14		6.15		6.17		6.18
99-12	6.11		6.13		6.14		6.15		6.16

99-14	6.11	7.94	6.12	4.90	6.12	4.22	6.13	3.56	6.14	3.02
99-16	6.10		6.11		6.11		6.11		6.12
99-18	6.09		6.09		6.09		6.10		6.10
99-20	6.08		6.08		6.08		6.08		6.08
99-22	6.07		6.07		6.06		6.06		6.06

99-24	6.07	7.95	6.06	4.90	6.05	4.22	6.04	3.57	6.04	3.02
99-26	6.06		6.04		6.04		6.03		6.02
99-28	6.05		6.03		6.02		6.01		5.99
99-30	6.04		6.02		6.01		5.99		5.97
100-00	6.04		6.00		5.99		5.97		5.95

100-02	6.03	7.96	5.99	4.91	5.98	4.23	5.96	3.57	5.93	3.03
100-04	6.02		5.98		5.96		5.94		5.91
100-06	6.01		5.97		5.95		5.92		5.89
100-08	6.00		5.95		5.93		5.90		5.87
100-10	6.00		5.94		5.92		5.89		5.85

100-12	5.99	7.97	5.93	4.91	5.90	4.23	5.87	3.57	5.83	3.03
100-14	5.98		5.92		5.89		5.85		5.81
100-16	5.97		5.90		5.87		5.83		5.79
100-18	5.97		5.89		5.86		5.82		5.77
100-20	5.96		5.88		5.84		5.80		5.75

100-22	5.95	7.98	5.87	4.92	5.83	4.24	5.78	3.58	5.73	3.03
100-24	5.94		5.85		5.82		5.77		5.71
100-26	5.93		5.84		5.80		5.75		5.69
100-28	5.93		5.83		5.79		5.73		5.67

WAL	11.68		6.15		5.13		4.19		3.45
First Pay	11/25/08		11/25/05		11/25/05		11/25/05		11/25/05
Last Pay	11/25/20		9/25/12		1/25/11		4/25/09		6/25/07

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

A-IO Sensitivity Analysis (1)

Price (2)	Yield (%)
3-27	7.016%
3-27+	6.385%
3-28	5.760%
3-28+	5.140%
3-29	4.526%
3-29+	3.917%
3-30	3.314%
3-30+	2.715%
3-31	2.122%

Mod. Dur.	0.59 (3)

(1)

Shown at the 100% of the Prepayment Assumption as defined on page one.

(2)

These Prices do not include accrued interest.  Accrued interest has been added to the price for purposes of calculating the yield.

(3)

Assumes a price of 3-29 plus accrued interest.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

SASC 2002-23XS Collateral Summary

Total Number of Loans	2,274	Occupancy Status
Total Outstanding Loan Balance	$540,519,711	Primary Home	81.8%
Average Loan Principal Balance	$237,696	Investment	13.1%
Prepayment Penalty	43.2%	Second Home	5.1%
Weighted Average Coupon	8.0%
Weighted Average Original Term (mo.)	358.2
Weighted Average Remaining Term (mo.)	351.4	Geographic Distribution
Weighted Average Loan Age (mo.)	6.8	(Other states account individually for less
Weighted Average Combined LTV	77.7%	than 5% of the Cut-off Date principal
Non-Zero Weighted Average FICO	695	balance)
		CA	40.3%
		FL	7.5%
Prepayment Penalty (years)		NY	7.0%
None	56.8%	AZ	5.6%
0.001-1.000	13.1%
2.001-3.000	6.1%	Lien Position
4.001-5.000	24.0%	First	100.0%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Collateral Characteristics
Collateral characteristics are listed below as of the Cut-off Date

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
0.01 - 100,000.00	541	$37,260,813.29	6.89%
100,000.01 - 200,000.00	771	109,525,216.42	20.26
200,000.01 - 300,000.00	303	74,239,482.29	13.73
300,000.01 - 400,000.00	345	120,779,787.38	22.35
400,000.01 - 500,000.00	138	61,752,882.33	11.42
500,000.01 - 600,000.00	68	37,400,970.75	6.92
600,000.01 - 700,000.00	41	26,352,203.91	4.88
700,000.01 - 800,000.00	17	12,846,618.51	2.38
800,000.01 - 900,000.00	12	10,342,165.15	1.91
900,000.01 - 1,000,000.00	20	19,322,153.98	3.57
1,000,000.01 - 1,500,000.00	10	13,295,171.50	2.46
1,500,000.01 - 2,000,000.00	4	7,196,038.14	1.33
2,000,000.01 - 2,500,000.00	3	7,202,621.40	1.33
3,000,000.01 - 3,500,000.00	1	3,003,585.46	0.56
Total:	2,274	$540,519,710.51	100.00%

Minimum:

$18,634.79

Maximum:

$3,003,585.46

Average:

$237,695.56

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Cut-off Date

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
<= 5.500	3	$1,656,357.75	0.31%
5.501 - 6.000	8	4,446,264.21	0.82
6.001 - 6.500	69	31,963,346.84	5.91
6.501 - 7.000	200	91,371,133.81	16.90
7.001 - 7.500	129	48,384,166.91	8.95
7.501 - 8.000	455	121,915,487.70	22.56
8.001 - 8.500	329	60,809,705.42	11.25
8.501 - 9.000	489	84,776,325.60	15.68
9.001 - 9.500	362	57,788,256.91	10.69
9.501 - 10.000	167	28,102,490.88	5.20
10.001 - 10.500	27	4,148,911.56	0.77
10.501 - 11.000	23	3,596,650.50	0.67
11.001 - 11.500	7	912,294.39	0.17
11.501 - 12.000	6	648,318.03	0.12
Total:	2,274	$540,519,710.51	100.00%

Minimum:

5.500%

Maximum:

12.000%

Weighted Average:

8.028%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Cut-off Date

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
180	7	$2,621,774.09	0.49%
181 - 240	12	4,192,046.33	0.78
301 - 360	2,255	533,705,890.09	98.74
Total:	2,274	$540,519,710.51	100.00%

Minimum:

180.0

Maximum:

360.0

Weighted Average:

358.2

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
159 - 170	1	$355,086.68	0.07%
171 - 180	7	2,451,823.66	0.45
181 - 240	13	4,429,491.49	0.82
241 - 300	18	4,539,769.62	0.84
301 - 360	2,235	528,743,539.06	97.82
Total:	2,274	$540,519,710.51	100.00%

Minimum:

159.0

Maximum:

360.0

Weighted Average:

351.4

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Cut-off Date

Combined Loan-to-Value Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
0.001 - 10.000	1	$49,636.64	0.01%
10.001 - 20.000	2	104,496.00	0.02
20.001 - 30.000	19	5,230,397.50	0.97
30.001 - 40.000	25	8,310,072.34	1.54
40.001 - 50.000	56	18,638,110.09	3.45
50.001 - 60.000	94	44,011,681.91	8.14
60.001 - 70.000	186	81,509,331.94	15.08
70.001 - 80.000	688	179,879,513.98	33.28
80.001 - 90.000	429	79,678,236.62	14.74
90.001 - 100.000	774	123,108,233.49	22.78
Total:	2,274	$540,519,710.51	100.00%

Minimum:

10.000%

Maximum:

100.000%

Weighted Average:

77.653%

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
Unknown	44	$7,878,897.87	1.46%
501 - 550	3	552,528.08	0.10
551 - 600	65	10,535,855.03	1.95
601 - 650	581	107,976,037.13	19.98
651 - 700	822	183,177,451.90	33.89
701 - 750	482	130,810,072.70	24.20
751 - 800	256	90,809,431.58	16.80
801 >=	21	8,779,436.22	1.62
Total:	2,274	$540,519,710.51	100.00%

Non-Zero Minimum:

513

Maximum:

838

NZWA:

695

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Cut-off Date

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
Purchase	1,482	$311,877,489.75	57.70%
Cash Out Refinance	556	151,460,109.67	28.02
Rate/Term Refinance	236	77,182,111.09	14.28
Total:	2,274	$540,519,710.51	100.00%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
Single Family	1,375	$340,300,198.15	62.96%
PUD	392	94,461,989.45	17.48
2-4 Family	361	79,269,570.65	14.67
Condo	141	26,036,075.38	4.82
Other	5	451,876.88	0.08
Total:	2,274	$540,519,710.51	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Cut-off Date

States – Top 30
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
CA-S	286	$118,915,287.23	22.00%
CA-N	238	98,645,757.69	18.25
FL	264	40,351,226.35	7.47
NY	146	37,967,887.40	7.02
AZ	192	30,117,910.42	5.57
NJ	119	26,088,148.38	4.83
MA	76	18,769,970.64	3.47
TX	111	18,730,843.62	3.47
IL	69	13,197,050.37	2.44
VA	75	13,063,341.10	2.42
CO	60	13,013,663.26	2.41
GA	77	12,897,662.26	2.39
NV	71	12,839,718.66	2.38
MD	46	9,915,665.66	1.83
SC	51	8,471,379.55	1.57
WA	23	8,031,237.14	1.49
CT	32	6,605,304.19	1.22
NC	38	5,852,990.29	1.08
TN	22	5,115,094.83	0.95
OR	24	4,737,738.53	0.88
PA	49	4,540,698.88	0.84
UT	19	3,833,255.54	0.71
MI	26	3,116,534.07	0.58
MN	13	2,732,245.30	0.51
OH	20	2,692,075.77	0.50
MO	22	2,092,178.08	0.39
MT	5	2,064,807.43	0.38
NH	10	1,814,299.84	0.34
IN	23	1,690,573.57	0.31
HI	3	1,614,982.88	0.30
Other	64	11,000,181.58	2.04
Total:	2,274	$540,519,710.51	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Cut-off Date

Prepayment Penalty in Years
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
No penalty	1,364	$307,243,414.75	56.84%
0.001 - 1.000	309	70,858,102.26	13.11
2.001 - 3.000	154	32,950,141.20	6.10
4.001 - 5.000	447	129,468,052.30	23.95
Total:	2,274	$540,519,710.51	100.00%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
No Documentation	1,237	$219,020,931.94	40.52%
Limited	632	190,434,654.28	35.23
Full	405	131,064,124.29	24.25
Total:	2,274	$540,519,710.51	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).